Consolidated Statements of Operations - USD ($)	12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Consolidated Statements of Operations
Revenues	$ 11,565	$ 0
Operating expenses:
Research and development expenses	1,353,084	1,611,094
Loss from operations	(6,377,124)	(5,352,114)
Other income/(expense)
Decrease (increase) to fair value of derivative	108,944	679,271
Total other income	136,642	660,737
Net loss	$ (6,240,482)	$ (4,691,377)
Earnings per share - basic and diluted
Net income (loss) per common share - basic	$ (0.03)	$ (0.02)